                                                                    EXHIBIT 99.2




                               THE MONY GROUP INC.
                             STATISTICAL SUPPLEMENT

                                AS OF AND FOR THE
                      THREE-MONTHS AND TWELVE MONTHS ENDED

                           DECEMBER 31, 2001 AND 2000

                             TABLE OF CONTENTS

                             The following information should be read in conjunction with the financial information of the Company, which has been filed with the Securities and Exchange Commission, and the explanation of the "Basis of Financial Information Presented" on the following page.


                             All amounts included herein are Unaudited. Certain total amounts herein cannot be recalculated due to rounding.


                        Basis of Financial Information Presented                       2

                        Wall Street Analyst Coverage Data                              3

                        Corporate Offices, Principal Subsidiaries and Ratings          4

                        Summary Financial Information                                5-6

                        Consolidated Results

Exhibit 1               Consolidated Income Statement Data                             7
Exhibit 2               Reorganization and Other 4th Quarter Charges                   8

                        Protection Products Segment
Exhibit 3               Protection Products Segment Description                        9
Exhibit 4               Protection Income Statement Data                              10
Exhibit 5A              Group Pension Data                                            11
Exhibit 5B              Closed Block Data                                             12
Exhibit 5C              Fixed Maturities by Credit Quality - Closed Block             13
Exhibit 6               Premiums and Inforce                                          14
Exhibit 7               Statutory Direct Premiums                                     15

                        Accumulation Products Segment
Exhibit 8               Accumulation Products Segment Description                     16
Exhibit 9               Accumulation Income Statement Data                            17
Exhibit 10              Accumulation Assets Under Management                          18

                        Retail Brokerage and Investment Banking
Exhibit 11              Retail Brokerage and Investment Banking Segment Description   19
Exhibit 12              Retail Brokerage and Investment Banking Income Statement Data 20
Exhibit 13              Income Statement Detail and Advest Data                       21

                        Other Segment
Exhibit 14              Other/Reconciling Products Segment Description                22
Exhibit 15              Other/Reconciling Income Statements Data                      23

                        Investments
Exhibit 16              Investments                                                   24
Exhibit 17              Invested Assets                                               25
Exhibit 18              Investment Results                                            26
Exhibit 19A             Fixed Maturities Credit Quality                               27
Exhibit 19B             Fixed Maturities by Industry                                  28
Exhibit 19C             Venture Capital Partnership Investments                       29
Exhibit 20              Mortgages at Carrying Value                                   30
Exhibit 21A             Equity Real Estate                                            31
Exhibit 21B             Mortgages and Real Estate                                     32

                        Historical
Exhibit 22              Quarterly Earnings                                            33

                        Expenses
Exhibit 23              Statutory Expense Ratios                                      34

                    BASIS OF FINANCIAL INFORMATION PRESENTED



On November 16, 1998, pursuant to an order by the New York Superintendent of Insurance approving its Plan of Reorganization (the "Plan"), The Mutual Life Insurance Company of New York ("MONY") converted from a mutual life insurance company to a stock life insurance company and became a wholly owned subsidiary of The MONY Group Inc., (the "MONY Group"), a Delaware corporation organized for the purpose of becoming the parent holding company of MONY. In connection with the Plan, MONY established, as required under the New York Insurance law, a closed block to fund the guaranteed benefits and dividends, at the then current dividend scales in effect, of certain participating insurance policies included therein and eligible policyholders of MONY received cash, policy credits, or shares of common stock in the MONY Group in exchange for their membership interests in MONY. Also, on November 16, 1998, the MONY Group consummated an initial public offering of approximately 12.9 million shares of its common stock at an initial public offering price of $23.50 per share.


On December 26, 2000 the American Institute of Certified Public Accountants issued Statement of Position 00-3 (SOP 00-3). SOP 00-3 provides guidance with respect to accounting for demutualizations and requires, among other things, that, (i) Closed Block assets, liabilities, revenues, and expenses should be displayed in financial statements combined with all other assets, liabilities, revenues, and expenses outside the Closed Block, and (ii) demutualization expenses be classified as a single line item within income from continuing operations. The guidance in SOP-03 requires restatement of financial statements presented for years prior to its issuance and is effective for fiscal years beginning after December 15, 2000, except as it pertains to demutualization expenses which was effective immediately. Prior to the issuance of SOP 00-3, the Company, in accordance with generally accepted accounting principles, presented Closed Block assets and liabilities in separate line items on its consolidated balance sheet and presented the results of the Closed Block in a separate line item on its consolidated income statement entitled "Contribution from the Clocked Block." In addition, the company presented demutualization expenses as an extraordinary item. Accordingly, the consolidated statements of income and comprehensive income and related per share amounts for periods prior to 2001 presented herein have been restated from that reported in the Company's prior statistical supplements to reflect the new SOP.

WALL STREET ANALYST COVERAGE DATA

Brokerage                               Analyst                  Telephone
Credit Suisse First Boston         .... Caitlin Long        .... (212) 325-2165
Deutsche Banc Alex Brown           .... Vanessa Wilson      .... (212) 469-7351
Dowling & Partners Securities, LLC .... Paul Goulekas       .... (860) 676-8600
Dresdner Kleinwort Wasserstein     .... Thomas Gallagher    .... (212) 903-2191
Fox-Pitt, Kelton                   .... Ronald McIntosh     .... (212) 687-1105
Goldman Sachs                      .... Joan Zief           .... (212) 902-6778
Keefe, Bruyette & Woods, Inc.      .... Jeffrey Schuman     .... (860) 297-0300
Langen McAlenney                   .... Robert Glasspiegel  .... (860) 724-1203
Lehman Brothers Inc.               .... E. Stewart Johnson  .... (646) 351-4345
Morgan Stanley Dean Witter         .... Nigel Dally         .... (212) 761-6235
Philo Smith & Co., Inc.            .... James Inglis        .... (203) 348-7365
Putnam Lovell Securities, Inc.     .... Al Capra            .... (212) 546-7640
SalomonSmithBarney                 .... Colin Devine        .... (212) 816-1682
Sandler O'Neil & Partners          .... Nick Pirsos         .... (212) 847-5043

Investor Information Line
Contact: Jay Davis
Tel (212) 708-2917
E-mail jdavis@mony.com

Visit our internet site at www.mony.com

CORPORATE OFFICES, PRINCIPAL SUBSIDIARIES



MONY Life Insurance Company                  Trusted Securities Advisors Corp.
1740 Broadway                                7760 France Avenue South, Suite 420
New York, NY 10019                           Minneapolis, MN 55435

MONY Life Insurance Company of America       The Advest Group, Inc.
1740 Broadway                                90 State House Square
New York, NY 10019                           Hartford, CT 06103

U.S. Financial Life Insurance Company        Matrix Capital Markets Group Inc.
10290 Alliance Road                          11 South 12th Street
Cincinnati, OH 45242                         Suite 325
                                             Richmond, VA 23219

Enterprise Capital Management, Inc.
3343 Peachtree Road, NE, Suite 450           Lebenthal & Co., Inc.
Atlanta, GA 30326                            120 Broadway
                                             New York, NY 10271
MONY Securities Corporation
1740 Broadway
New York, NY 10019





CORPORATE RATINGS

                 CLAIMS PAYING ABILITY/                           SENIOR DEBT
              FINANCIAL STRENGTH RATINGS (1)                      RATINGS (2)

                        Standard                                   Standard
                         & Poors                                    & Poors
                           AA-                                        A-

                          A.M. (3)                                   A.M.
                          Best                                       Best
                            A                                         a-

                         Moody's                                    Moody's
                           A2                                        Baa1

                         Fitch                                      Fitch
                          AA-                                         A-



(1) MONY Life Insurance Company and MONY Life Insurance Company of America
(2) The MONY Group
(3) MONY Life Insurance Company and MONY Life Insurance Company of America; and U.S. Financial Life Insurance Company


(Unaudited)

                                                      SUMMARY FINANCIAL INFORMATION
-----------------------------------------------------------------------------------------------------------------------------------
                                                                          Three-Months Ended                    Year Ended
                                                                             December 31,                       December 31,
                                                                     2001                2000 (2)         2001              2000
                                                                     ----                --------         ----              ----
                                                                           ($ millions)                         ($ millions)
-----------------------------------------------------------------------------------------------------------------------------------
CONSOLIDATED INCOME STATEMENT DATA:
Net (Loss)/Income                                              $        (87.7)   $          9.1    $       (60.8)  $        224.6

Realized losses included in the 4th quarter charge                       13.1                 -             13.1                -

Net realized (gains)/losses from investments                             (0.4)             (4.9)            (1.2)           (28.9)

Extraordinary item - net                                                    -                 -                -             37.7
                                                               ---------------   ---------------   --------------  ---------------
Operating (loss)/income:                                                (75.0)              4.2            (48.9)           233.4

Operating loss included in the 4th quarter charge                        81.9                 -             81.9                -

Net realized losses from transferred pension business                       -               1.7                -              0.8

Venture capital (income)/loss                                               -              14.7              9.1           (142.7)
                                                               ---------------   ---------------   --------------  ---------------
Operating income as adjusted: (see note 2)                     $          6.9    $         20.6    $        42.1   $         91.5
                                                               ===============   ===============   ==============  ===============

Diluted Per Share Amounts: (see note 1)

Net(loss)/income                                               $        (1.84)   $         0.19    $       (1.25)  $         4.70
                                                               ===============   ===============   ==============  ===============
Operating (loss)/income                                        $        (1.57)   $         0.09    $       (1.01)  $         4.88
                                                               ===============   ===============   ==============  ===============
Operating income, as adjusted                                  $         0.14    $         0.43    $        0.87   $         1.91
                                                               ===============   ===============   ==============  ===============


Share Data

Weighted-average shares outstanding used in
         basic per share calculations                              47,786,913        46,149,301       48,608,378       46,466,675
Plus: Incremental shares from assumed conversion of
         dilutive securities (1)                                            -         2,038,563                -        1,321,218
                                                               ---------------   ---------------   --------------  ---------------
Weighted-average shares used in diluted per
         per share calculations                                    47,786,913        48,187,864       48,608,378       47,787,893
                                                               ===============   ===============   ==============  ===============


OTHER DATA:

Employee count                                                          3,655 *           2,466
Career agent count (Domestic and International)                         2,006             2,447
US Financial Life Brokerage General Agencies                              231               232
Trusted Advisors Registered Representatives                               438               380
Active Enterprise Selling Agreements                                      463               470
Advest Financial Advisors                                                 482               N/A

* December 31, 2001 employee count includes Advest and Matrix




(1) 1,227,397 and 1,333,745 incremental shares from assumed conversion of dilutive securities were not included in the computation of per share amounts for the three-months ended and year ended December 31, 2001, respectively because to do so would be antidilutive.

(2) Operating income reported for the three months and year ended December 31, 2001 includes after-tax realized gains/(losses) reflected in Group Pension Profits of $(0.6) million or $(0.01) per share and $2.6 million or $0.05 per share, respectively. These amounts do not reflect after-tax realized losses of $1.6 million or $0.03 per share that were included in the Reorganization and Other Charges.


(Unaudited)
                                        SUMMARY FINANCIAL INFORMATION - CONTINUED

--------------------------------------------------------------------------------------------------------------------------
                                                                               December 31,         December 31,
                                                                                   2001                 2000
                                                                                   ----                 ----
                                                                                          ($ millions)
--------------------------------------------------------------------------------------------------------------------------
CONSOLIDATED BALANCE SHEET DATA
Invested assets (including cash and cash equivalents)                   $         11,826.5    $        11,222.5
Assets transferred in Group Pension Transaction                                    4,650.4              4,927.7
Separate account assets                                                            5,195.2              5,868.1
Other assets                                                                       3,980.2              2,557.0

                                                                        -------------------   ------------------
        Total Assets                                                              25,652.3             24,575.3

Policyholders' liabilities                                                        10,488.2             10,281.7
Liabilities transferred in Group Pension Transaction                               4,586.5              4,897.2
Separate account liabilities                                                       5,192.3              5,865.3
Short term debt                                                                      320.0                 52.3
Long term debt                                                                       578.8                571.1
Other liabilities                                                                  2,434.3                868.8
                                                                        -------------------   ------------------
        Total Liabilities                                                         23,600.1             22,536.4
Equity                                                                             2,014.1              2,025.9
Accumulated comprehensive income (ACI)                                                38.1                 13.0
                                                                        -------------------   ------------------
        Total Shareholders' Equity                                                 2,052.2              2,038.9
                                                                        -------------------   ------------------
        Total Liabilities and Shareholders' Equity                      $         25,652.3    $        24,575.3
                                                                        ===================   ==================

SHARE DATA:
Diluted book value per share                                                         41.55                41.92
Diluted Book Value  (excluding accumulated comprehensive income)                     40.78                41.65

CAPITALIZATION:

Long-term debt                                                          $            578.8    $           571.1
Shareholders Equity (Excluding ACI)                                                2,014.1              2,025.9
                                                                        -------------------   ------------------
Total capitalization                                                    $          2,592.9    $         2,597.0
                                                                        ===================   ==================

Debt as Percent of Total Capitalization                                                22%                  22%
                                                                        ===================   ==================


STATUTORY DATA:

Capital and Surplus                                                     $            917.4    $         1,154.8
Asset Valuation Reserve (AVR)                                                        201.0                281.3
                                                                        -------------------   ------------------
Total Capital and Surplus plus AVR                                      $          1,118.4    $         1,436.1
                                                                        ===================   ==================

Exhibit 1
(Unaudited)

                  CONSOLIDATED INCOME STATEMENT DATA (1)

-------------------------------------------------------------------------------------------------------------------------------
                                                                      Three-Months Ended                    Year Ended
                                                                         December 31,                      December 31,
                                                                   2001 (3)         2000           2001 (3)             2000
                                                                  ---------         ----          ---------             ----
                                                                          ($ millions)                     ($ millions)
-------------------------------------------------------------------------------------------------------------------------------

REVENUES:
Premiums                                                        $      194.8    $      196.5    $       695.3   $        700.5
Universal life and investment-type product policy fees                  55.1            48.8            207.2            205.8
Net investment income                                                  146.0           165.2            692.1            978.1
Net realized (losses)/gains on investments                             (18.3)            4.9            (12.3)            37.5
Group Pension Profits                                                    3.5             8.1             30.7             37.1
Retail Brokerage and Investment Banking                                 90.5            13.0            343.5             59.7
Other income                                                            53.3            36.3            147.1            163.6
                                                                -------------   -------------   --------------  ---------------
                                                                       524.9           472.8          2,103.6          2,182.3
                                                                -------------   -------------   --------------  ---------------
BENEFITS AND EXPENSES:

Benefits to policyholders                                              218.6           210.7            814.7            787.8
Interest credited to policyholders account balances                     27.3            27.5            110.5            110.6
Amortization of deferred policy acquisition costs                       60.4            33.7            158.8            139.1
Dividends to policyholders                                              66.9            64.6            236.6            235.5
Other operating costs and expenses(2)                                  285.4           124.2            876.4            513.2
                                                                -------------   -------------   --------------  ---------------
                                                                       658.6           460.7          2,197.0          1,786.2
                                                                -------------   -------------   --------------  ---------------
(Loss)/Income before income taxes and extraordinary item              (133.7)           12.1            (93.4)           396.1
Income tax expense                                                     (46.0)            3.0            (32.6)           133.8
                                                                -------------   -------------   --------------  ---------------
(Loss)/Income before extraordinary item                                (87.7)            9.1            (60.8)           262.3
Extraordinary item, net                                                    -               -                -            (37.7)
                                                                -------------   -------------   --------------  ---------------
Net (Loss)/Income                                               $      (87.7)   $        9.1    $       (60.8)           224.6
                                                                =============   =============   ==============  ===============

----------------------------------------------------------------


(1) These income statements present the consolidated results of operations of the Company for the periods indicated as will be reported on the Company's filings with the Securities and Exchange Commission.
The results reported for the three and twelve-month periods ended
December 31, 2001 and 2000 present the individual components of the Closed Block activity combined with the activity outside the Closed Block for the periods indicated (See "Basis of Financial Information presented").

(2) Includes operating costs and expenses related to Advest and Matrix in 2001.

(3) Includes reorganization and other charges recorded in the 4th quarter of 2001 aggregating $146.1 million on a pre-tax basis. For details of such charges and the line items they are reflected in, refer to Exhibit 2 herein.

STATISTICAL SUPPLEMENT

Reorganization AND OTHER CHARGES EXHIBIT

Exhibit 2 - Reorganization and Other 4th Quarter Charges

During the 4th quarter of 2001, the Company recorded pre-tax charges aggregating approximately $146.1 million. Of this amount approximately $56.8 million represented "Reorganization Charges" taken in connection with the Company's previously announced Reorganization of certain of its businesses and $89.3 million represented "Other Charges" unrelated to the Company's Reorganization activities.

The following table summarizes the components of the aforementioned Reorganization Charges and Other Charges, respectively:

-------------------------------------------------------------------------------------------------------

                                                                                     Net
                                                                                   --------
                                                                      Operating    Realized     Total
                                                                      ---------    --------   ---------
                                                                                    Losses
                                                                                   --------

Reorganization Charges:
Severance benefits and incentive compensation                         $  22.8        $    -    $  22.8
Leased offices and equipment                                              8.7             -        8.7
Deferred policy acquisition costs                                        17.0             -       17.0
Other                                                                     8.3             -        8.3
                                                                      --------       -------   --------
   Subtotal - Reorganization Charges                                     56.8             -       56.8

Other Charges:
Asset Impairments and Valuation Related Write-downs                      29.9          20.1       50.0
Deferred Sales Charges                                                    7.0             -        7.0
Information technology assets                                             9.4             -        9.4
Other                                                                    22.9             -       22.9
                                                                      --------       -------   --------
     Subtotal - Other Charges                                            69.2          20.1       89.3
                                                                      --------       -------   --------
Total - Reorganization and Other Charges before tax                   $ 126.0        $ 20.1    $ 146.1
                                                                      --------       -------   --------
Total - Reorganization and Other Charges after tax                    $  81.9        $ 13.1    $  95.0
                                                                      --------       -------   --------

-------------------------------------------------------------------------------------------------------


All of the components of the Reorganization Charges reflected above, except $17.0 million related to deferred policy acquisition costs and $5.3 million related to investments expenses, are included in "Other Operating Cost and Expenses" in the Company's consolidated income statement for the year ended December 31, 2001. None of the Reorganization Charges reflected in the table above have been allocated to the Company's segments. All such charges are included as reconciling items of the segments to the Company's consolidated income statement for the year ended December 31, 2001

The following table indicates the line items in the Company's consolidated and segmented income statements for the year ended December 31, 2001 that the Other Charges in the table above are reflected in. In addition, all of the reorganization charges are reflected in reconciling in the table as discussed above.

--------------------------------------------------------------------------------------------------------

                                                                     Retail
                                                                   Brokerage
                                                                      and          Other/
                                                                   Investment    -----------
                                     Protection    Accumulation     Banking      Reconciling     Total
                                     ----------    ------------     -------      -----------    --------
Premiums                            $    1.0      $       -       $      -      $       -      $    1.0

Net investment income                   20.3            3.8              -            8.6          32.7
Group pension profit                     2.5              -              -              -           2.5
Benefits to policyholders                1.8            3.9              -              -           5.7
Amortization of deferred                   -            2.0              -           17.0          19.0
policy acquisition costs
Other operating costs and               17.6           10.3            1.7           35.5          65.1
expenses
                                     ----------    ------------     -------      -----------    --------
   Total Other Operating                43.2           20.0            1.7           61.1         126.0
Charges
                                     ----------    ------------     -------      -----------    --------
Net realized losses on                  14.9            2.8              -            2.4          20.1
investments
                                     ----------    ------------     -------      -----------    --------
Total Other Charges                 $   58.1      $    22.8        $   1.7      $    63.5      $  146.1
                                     ----------    ------------     -------      -----------    --------

--------------------------------------------------------------------------------------------------------

Exhibit 3

                           PROTECTION PRODUCTS SEGMENT


--------------------------------------------------------------------------------




The "Protection Products" segment represents a wide range of individual life insurance products, including whole life, term life, universal life, variable universal life, last survivor variable life and group universal life. Also included in the Protection Products segment are the: (i) assets and liabilities transferred pursuant to the Group Pension Transaction, as well as the Group Pension Profits, (ii) the Closed Block assets and liabilities, as well as the contribution from the Closed Block, and (iii) the Company's disability income insurance business which was transferred in the DI Transaction.




--------------------------------------------------------------------------------

Exhibit 4
(Unaudited)

                         PROTECTION PRODUCTS SEGMENT (1)
                             INCOME STATEMENTS DATA

                                                                      Three-Months Ended                     Year Ended
                                                                         December 31,                        December 31,
                                                                 2001 (2)            2000             2001 (2)           2000
                                                                ---------            ----            ---------           ----
                                                                        ($ millions)                         ($ millions)
REVENUES:
Premiums                                                       $       185.0   $        188.5       $      675.5     $     685.7
Universal life and investment-type product policy fees                  41.6             32.5              151.6           134.8
Net investment income                                                  128.1            136.1              565.6           775.0
Group Pension Profits                                                    3.5              8.1               30.7            37.1
Other income                                                            15.4              2.9               16.1            20.6
                                                               --------------  ---------------      -------------    ------------
Total revenues                                                         373.6            368.1            1,439.5         1,653.2
                                                               --------------  ---------------      -------------    ------------

BENEFITS AND EXPENSES:
Benefits to policyholders                                              195.9            194.8              754.5           736.6
Interest credited to policyholder account balances                      15.0             14.7               60.6            54.5
Amortization of deferred policy acquisition costs                       34.8             26.8              115.7           110.8
Dividends to policyholders                                              66.1             63.8              233.9           232.7
Other operating costs and expenses                                      83.1             55.1              245.5           262.2
                                                               --------------  ---------------      -------------    ------------
Total benefits and expenses                                            394.9            355.2            1,410.2         1,396.8
                                                               --------------  ---------------      -------------    ------------

Pre-tax operating (loss)/ income                                       (21.3)            12.9               29.3           256.4
Net realized (losses)/gains on investments                             (11.6)             3.0               (6.2)           21.7
                                                               --------------  ---------------      -------------    ------------
Pre-tax (loss)/income                                          $       (32.9)   $        15.9       $       23.1     $     278.1
                                                               ==============  ===============      =============    ============
OPERATING INCOME RECONCILIATION (3):
Pre-tax operating (losses)/income                                      (21.3)            12.9               29.3           256.4
Policyholder dividends resulting from closed block
realized gains/(losses)                                                  1.3             (2.7)               6.0            (7.0)
                                                               --------------  ---------------      -------------    ------------
Operating (Loss)/Income                                        $       (20.0)  $         10.2       $       35.3     $     249.4
                                                               ==============  ===============      =============    ============

(1) These income statements present the results of operations of the Company's protection products segment for the periods indicated as will be reported in the Company's filings with the Securities and Exchange Commission. The results reported for the three and twelve-month periods ended December 31, 2001 and 2000 present the individual components of the Closed Block activity combined with the protection segment activity outside the Closed Block for the periods indicated (See "Basis of Financial Information Presented.")


(2) During the 4th quarter of 2001 the company recorded charges aggregating $146.1 million. This consisted of $56.8 million of reorganization charges taken in connection with the company's previously announced reorganization and $89.3 million of other charges unrelated to the company's reorganization. None of the reorganization charges have been allocated to the segments, whereas all of the aforementioned other charges have. Refer to Exhibit 2 for details.

(3) Adjusted to exclude venture capital (loss) income and Other Charges (see
Exhibit 2) allocated to the segment, operating (loss) income for the three-months and year ended December 31, 2001 were as follows:


                                                                  Three-Months    Three-Months      Year Ended        Year Ended
                                                                     Ended           Ended            Ended             Ended
                                                                  December 31,    December 31,     December 31,      December 31,
($ millions)                                                         2001            2000             2001              2000
                                                                  ------------    ------------     ------------      ------------
Operating (Loss)/Income                                            $    (20.0)           10.2       $     35.3        $    249.4
Venture Capital losses/(income)                                           -              15.5             10.3            (164.0)
Reorganization Charges (see Exhibit 2)                                    -               -                -                 -
Other Operating Charges (see Exhibit 2)                                  43.2             -               43.2                 0
                                                                  ------------    ------------     ------------      ------------

Operating (Loss)/Income adjusted to exclude Venture Capital
results and Reorganization and Other Charges                       $     23.2      $     25.7       $     88.8        $     85.4
                                                                  ============    ============     ============      ============

Exhibit 5A
(Unaudited)

                             GROUP PENSION PROFIT
                           SUMMARY INCOME STATEMENT

-----------------------------------------------------------------------------------------------------------------------------
                                                                 Three-Months Ended                        Year Ended
                                                                     December 31,                          December 31,
INCOME STATEMENT DATA:                                         2001               2000               2001            2000
                                                               ----               ----               ----            ----
                                                                    ($ millions)                          ($ millions)
-----------------------------------------------------------------------------------------------------------------------------
REVENUES:
Policy Product Fees                                          $        5.3     $        6.9      $      19.6       $     26.3
Net investment income                                                24.0             27.3            102.0            113.5
Net realized gains/(losses) on investments (see note 1)              (3.4)            (2.8)             1.5             (1.2)
                                                            --------------   --------------    -------------     ------------
   Total revenues                                                    25.9             31.4            123.1            138.6
                                                            --------------   --------------    -------------     ------------

BENEFITS AND EXPENSES:
Interest credited to policyholder account balances                   18.6             19.8      $      74.8       $     84.6
Other operating costs and expenses                                    3.8              3.5             17.6             16.0
                                                            --------------   --------------    -------------     ------------
   Total benefits and expenses                                       22.4             23.3             92.4            101.5
                                                            --------------   --------------    -------------     ------------

   Group Pension Profits                                     $        3.5     $        8.1      $      30.7       $     37.1
                                                            ==============   ==============    =============     ============


(1) Includes $2.5 million of pretax realized losses ($1.6 million after-tax) relating to the impairment of certain investments which was included in the 4th quarter 2001 Other Charges.

        ASSETS AND LIABILITIES TRANSFERRED IN GROUP PENSION TRANSACTION

---------------------------------------------------------------------------------------
                                                      December 31,        December 31,
                                                         2001                 2000
                                                         ----                 ----
                                                               ($ millions)
---------------------------------------------------------------------------------------
BALANCE SHEET DATA :
Assets:
General Account
   Fixed maturities                                   $     1,400.5    $       1,419.0
   Mortgage loans on real estate                               26.5               47.5
   Cash and cash equivalents                                   19.4               18.5
   Other assets                                                24.5               26.0
                                                     ---------------  -----------------
      Total general account assets                          1,470.9            1,511.0
   Separate account assets                                  3,179.5            3,416.7
                                                     ---------------  -----------------
      Total Assets                                    $     4,650.4    $       4,927.7
                                                     ===============  =================

Liabilities:
General Account
   Policyholder account balances                      $     1,398.8    $       1,468.1
   Other liabilities                                            8.2               12.4
                                                     ---------------  -----------------
      Total general account liabilities                     1,407.0            1,480.5
Separate account liabilities                                3,179.5            3,416.7
                                                     ---------------  -----------------
   Total Liabilities                                  $     4,586.5    $       4,897.2
                                                     ===============  =================

Exhibit 5B
(Unaudited)


                                         CLOSED BLOCK INCOME STATEMENT

------------------------------------------------------------------------------------------------------------------------

                                                               Three-Months Ended              Year Ended
                                                                  Decemeber 31,               Decemeber 31,
                                                               2001          2000         2001           2000
                                                               ----          ----         ----           ----
                                                                   ($ millions)              ($ millions)
------------------------------------------------------------------------------------------------------------------------

REVENUES:
Premiums                                                 $       154.1  $      162.8  $     551.4  $      582.4
Net investment income                                             98.6         101.5        397.6         395.7
Net realized gains/(loss) on investments                           1.3          (2.7)         6.0          (7.0)
Other income                                                       0.9           0.5          2.4           2.2
                                                         -------------- ------------- ------------ -------------
  Total revenues                                                 254.9         262.1        957.4         973.3
                                                         -------------- ------------- ------------ -------------

BENEFITS AND EXPENSES:
Benefits to policyholders                                        161.8         170.7        606.9         620.9
Interest credited to policyholders account balances                2.4           2.3          8.9           8.8
Amortization of deferred policy acquisition costs                 13.3          13.8         59.4          60.4
Dividends to policyholders                                        65.8          63.8        233.1         232.9
Operating costs and expenses                                       1.3           0.8          7.0           7.5
                                                         -------------- ------------- ------------ -------------
  Total benefits and expenses                                    244.6         251.4        915.3         930.5
                                                         -------------- ------------- ------------ -------------

  Closed Block Profit                                    $        10.3  $       10.7  $      42.1  $       42.8
                                                         ============== ============= ============ =============



                               CLOSED BLOCK ASSETS AND LIABILITIES

-----------------------------------------------------------------------------------------------------------
                                                     December 31,                     December 31,
                                                         2001                             2000
                                                         ----                             ----
                                                                     ($ millions)
-----------------------------------------------------------------------------------------------------------

BALANCE SHEET DATA:
Assets:
General Account
 Fixed maturities                                   $        3,868.9             $         3,543.1
 Mortgage loans on real estate                                 622.1                         566.0
 Amounts due from broker                                         6.2                             -
 Policy loans                                                1,144.3                       1,183.9
 Cash and cash equivalents                                      56.2                         167.8
 Premiums receivable                                            12.5                          13.6
 Deferred policy acquisition costs                             500.6                         552.6
 Other assets                                                  219.3                         224.2
                                                    -----------------            ------------------
   Total closed block assets                        $        6,430.1             $         6,251.2
                                                    =================            ==================


Liabilities:
General Account
 Future policy benefits                             $        6,869.8             $         6,826.8
 Policyholders' account balances                               292.9                         293.3
 Other policyholders' liabilities                              162.2                         173.5
 Other liabilities                                             163.9                          22.2
                                                    -----------------            ------------------
   Total closed block liabilities                   $        7,488.8             $         7,315.8
                                                    =================            ==================

Exhibit 5C
(Unaudited)


                                       FIXED MATURITIES BY CREDIT QUALITY - CLOSED BLOCK

PUBLIC FIXED MATURITIES BY CREDIT QUALITY

--------------------------------------------------------------------------------------------------------------------------------
                                                            Year Ended                                  Year Ended
                                                         December 31, 2001                          December 31, 2000
       NAIC      Rating Agency                 Amortized       % of     Estimated           Amortized       % of      Estimated
      Rating     Equivalent Designation          Cost         Total     Fair Value            Cost          Total     Fair Value
      ------     ----------------------          ----         -----     ----------            ----          -----     ----------
                                                           ($ millions)
--------------------------------------------------------------------------------------------------------------------------------
         1       Aaa/Aa/A                   $     1,589.1      76.7%   $   1,631.5       $     1,390.8      77.2%   $   1,395.4
         2       Baa                                391.3      18.8%         399.6               366.1      19.7%         356.3
         3       Ba                                  93.1       4.1%          86.2                60.5       2.9%          53.2
         4       B                                    5.0       0.2%           4.9                 0.6       0.0%           0.6
         5       Caa and lower                        5.0       0.2%           5.1                   -       0.0%             -
         6       In or near default                   0.6       0.0%           0.5                 1.4       0.1%           1.4
                                            -------------       ---    -----------       -------------       ---    -----------
                 Subtotal                         2,084.1     100.0%       2,127.8             1,819.4     100.0%       1,806.9
                 Redeemable preferred stock             -       0.0%             -                   -       0.0%             -
                                            -------------       ---    -----------       -------------       ---    -----------

                 Total Public Fixed
                 Maturities                 $     2,084.1     100.0%   $   2,127.8       $     1,819.4     100.0%   $   1,806.9
                                            -------------     -----    -----------       -------------     -----    -----------




PRIVATE FIXED MATURITIES BY CREDIT QUALITY

--------------------------------------------------------------------------------------------------------------------------------
                                                            Year Ended                                  Year Ended
                                                         December 31, 2001                          December 31, 2000
       NAIC      Rating Agency                 Amortized       % of     Estimated           Amortized       % of      Estimated
      Rating     Equivalent Designation          Cost         Total     Fair Value            Cost          Total     Fair Value
      ------     ----------------------          ----         -----     ----------            ----          -----     ----------
                                                          ($ millions)                            ($ millions)
--------------------------------------------------------------------------------------------------------------------------------
         1       Aaa/Aa/A                   $       845.3      50.3%   $     875.1       $       810.1      47.3%   $     820.5
         2       Baa                                742.5      43.6%         759.5               824.5      48.1%         835.7
         3       Ba                                  83.6       4.8%          83.3                72.1       4.0%          70.3
         4       B                                   17.8       1.0%          17.1                   -       0.0%             -
         5       Caa and lower                        7.5       0.3%           6.0                 9.7       0.6%           9.7
         6       In or near default                     -       0.0%             -                   -       0.0%             -
                                            -------------       ---    -----------       -------------       ---    -----------
                 Subtotal                         1,696.7     100.0%       1,741.0             1,716.4     100.0%       1,736.2
                 Redeemable preferred stock             -       0.0%             -                   -       0.0%             -
                                            -------------     -----    -----------       -------------     -----    -----------

                 Total Public Fixed
                 Maturities                 $     1,696.7     100.0%   $   1,741.0       $     1,819.4     100.0%   $   1,736.2
                                            -------------     -----    -----------       -------------     -----    -----------




TOTAL FIXED MATURITIES BY CREDIT QUALITY

--------------------------------------------------------------------------------------------------------------------------------
                                                          Year Ended                                  Year Ended
                                                       December 31, 2001                          December 31, 2000
       NAIC      Rating Agency                 Amortized       % of     Estimated           Amortized       % of      Estimated
      Rating     Equivalent Designation          Cost         Total     Fair Value            Cost          Total     Fair Value
      ------     ----------------------          ----         -----     ----------            ----          -----     ----------
                                                          ($ millions)                            ($ millions)
--------------------------------------------------------------------------------------------------------------------------------
         1       Aaa/Aa/A                   $     2,434.4      64.8%   $   2,506.6       $     2,200.9      62.5%   $   2,215.9
         2       Baa                              1,133.8      30.0%       1,159.1             1,190.6      33.6%       1,192.0
         3       Ba                                 176.7       4.4%         169.5               132.6       3.5%         123.5
         4       B                                   22.8       0.6%          22.0                 0.6       0.0%           0.6
         5       Caa and lower                       12.5       0.3%          11.1                 9.7       0.3%           9.7
         6       In or near default                   0.6       0.0%           0.5                 1.4       0.0%           1.4
                                            -------------       ---    -----------       -------------       ---    -----------

                 Subtotal                         3,780.8     100.0%       3,868.8             3,535.8     100.0%       3,543.1
                 Redeemable preferred stock             -       0.0%             -                   -       0.0%             -
                                            -------------       ---    -----------       -------------       ---    -----------

                 Total Public Fixed
                 Maturities                 $     3,780.8     100.0%   $   3,868.8       $     3,535.8     100.0%   $   3,543.1
                                            -------------     -----    -----------       -------------     -----    -----------

The Exhibit above includes invested assets in the Closed Block.

Exhibit 6
(Unaudited)

                           PROTECTION PRODUCTS SEGMENT
                 NEW ANNUALIZED AND SINGLE PREMIUMS AND INFORCE

----------------------------------------------------------------------------------------------------------------------
                                               Three-Months Ended                                Year Ended
                                                  December 31,                                   December 31,
                                              2001                  2000                   2001                 2000
                                              ----                  ----                   ----                 ----
                                                  ($ millions)                                ($ millions)
----------------------------------------------------------------------------------------------------------------------

PROTECTION BUSINESS SALES:
      Traditional life                     $          1.5       $         2.5        $         3.3        $       5.8
      Term                                           12.3                 9.1                 41.4               35.4
      Universal life                                 10.8                 7.4                 31.6               22.2
      Variable universal life                        18.0                26.1                 61.8               74.8
      Corporate owned life insurance                 19.7                14.9                 75.1              125.3
      Group universal life                            0.5                 0.7                  1.5                2.5
                                          ----------------     ---------------      ---------------      -------------
      Total                                $         62.8       $        60.7        $       214.7        $     266.0
                                          ================     ===============      ===============      =============


-------------------------------------------------------------------------------------------------
                                                             December 31,      December 31,
                                                                 2001              2000
                                                                 ----              ----
-------------------------------------------------------------------------------------------------
                     Insurance In Force ($ in millions except number of policies)
-------------------------------------------------------------------------------------------------
Traditional Life (1):
    Number of policies (in thousands)                               857.3            879.5
    GAAP life reserves                                       $    7,374.8      $   7,283.7
    Face amounts                                             $   73,678.2      $  67,015.7

Universal Life:
    Number of policies (in thousands)                                74.7             76.4
    GAAP life reserves                                       $      711.2      $     681.2
    Face amounts                                             $   10,843.6      $  10,951.6

Variable Universal Life:
    Number of policies (in thousands)                                65.9             55.0
    GAAP life reserves                                       $      772.0      $     657.3
    Face amounts                                             $   18,231.2      $  14,798.7

Group Universal Life:
    Number of policies (in thousands)                                43.9             47.3
    GAAP life reserves                                       $       66.7      $      64.1
    Face amounts                                             $    1,571.4      $   1,683.0

Total:
    Number of policies (in thousands)                             1,041.8          1,058.2
    GAAP life reserves                                       $    8,924.7      $   8,686.3
    Face amounts                                             $  104,324.4      $  94,449.0
-------------------------------------------------------------------------------------------------


(1) Consists of whole life and term policies

Exhibit 7
(Unaudited)

                           PROTECTION PRODUCTS SEGMENT
                      STATUTORY DIRECT PREMIUMS BY PRODUCT

-----------------------------------------------------------------------------------------------------------
                                                    Three-Months Ended                   Year Ended
                                                        December 31,                     December 31,
                                                    2001           2000               2001         2000
                                                    ----           ----               ----         ----
                                                      ($ millions)                       ($ millions)
-----------------------------------------------------------------------------------------------------------
LIFE INSURANCE:
 Traditional Life (1):
 First year & single                             $    54.8      $    54.5          $   187.3      $   180.6
 Renewal                                             174.3          177.1              525.8          547.1
                                                 ---------      ---------          ---------      ---------
   Total                                         $   229.1      $   231.6          $   713.1      $   727.7
                                                 =========      =========          =========      =========

 Universal Life:
  First year & single                            $     9.3      $     4.7          $    29.6      $    17.8
  Renewal                                             25.2           25.7               96.9           97.1
                                                 ---------      ---------          ---------      ---------
   Total                                         $    34.5      $    30.4          $   126.5      $   114.9
                                                 =========      =========          =========      =========

 Variable Universal Life:
  First year & single                            $    18.5      $    23.0          $    70.7      $    81.0
  Renewal                                             27.5           20.2               96.4           72.7
                                                 ---------      ---------          ---------      ---------
   Total                                         $    46.0      $    43.2          $   167.1      $   153.7
                                                 =========      =========          =========      =========

 Corporate Sponsored Variable Universal Life:
  First year & single                            $     9.7      $    26.9          $    59.5      $   126.5
  Renewal                                              6.2           20.8               48.2           27.6
                                                 ---------      ---------          ---------      ---------
   Total                                         $    15.9      $    47.7          $   107.7      $   154.1
                                                 =========      =========          =========      =========

 Group Universal Life:
  First year & single                            $     0.4      $     0.6          $     1.9      $     2.3
  Renewal                                              2.6            2.8               10.5           11.5
                                                 ---------      ---------          ---------      ---------
   Total                                         $     3.0      $     3.4          $    12.4      $    13.8
                                                 =========      =========          =========      =========

  Total life insurance                           $   328.5      $   356.3          $ 1,126.8      $ 1,164.2
                                                 =========      =========          =========      =========

-----------------------------------------------------------------------------------------------------------

(1) Consists of whole life and term policies

Exhibit 8

                                 ACCUMULATION PRODUCT SEGMENT


--------------------------------------------------------------------------------

The Accumulation Products segment represents fixed annuities, single premium deferred annuities, immediate annuities, flexible payment variable annuities and proprietary retail mutual funds.

--------------------------------------------------------------------------------

Exhibit 9
(Unaudited)

                          ACCUMULATION PRODUCTS SEGMENT
                                INCOME STATEMENT

------------------------------------------------------------------------------------------------------------------------------------
                                                               Three-Months Ended                     Year Ended
                                                                   December 31,                      December 31,
                                                            2001 (1)           2000             2001 (1)         2000
                                                            --------           ----             --------         ----
                                                                   ($ millions)                      ($ millions)
------------------------------------------------------------------------------------------------------------------------------------
REVENUES:
Premiums                                                   $       1.9     $        0.9     $        5.3      $       1.3
Universal life and investment-type product policy fees            12.7             16.2             54.7             70.0
Net investment income                                             13.6             17.1             70.5            117.4
Other income                                                      30.7             27.7            107.4            120.2
                                                          -------------   --------------   --------------    -------------
     Total revenues                                               58.9             61.9            237.9            308.9
                                                          -------------   --------------   --------------    -------------

BENEFITS AND EXPENSES:
Benefits to policyholders                                         15.0              4.0             34.1             21.2
Interest credited to policyholder account balances                10.3             10.8             41.3             47.0
Amortization of deferred policy acquisition costs                  8.6              6.9             26.1             28.3
Dividends to policyholders                                         0.4              0.3              1.6              1.5
Other operating costs and expenses                                40.3             32.9            127.2            120.0
                                                          -------------   --------------   --------------    -------------
    Total benefits and expenses                                   74.6             54.9            230.3            218.0
                                                          -------------   --------------   --------------    -------------

Pre-tax operating (loss)/income (2)                              (15.7)             7.0              7.6             90.9
Net realized (losses)/gains on investments                        (4.2)             1.2             (1.9)             7.5
                                                          -------------   --------------   --------------    -------------
Pre-tax (loss)/income                                      $     (19.9)    $        8.2     $        5.7      $      98.4
                                                          =============   ==============   ==============    =============

------------------------------------------------------------------------------------------------------------------------------------

(1) During the 4th quarter of 2001 the company recorded charges aggregating $146.1 million. This consisted of $56.8 million of reorganization charges taken in connection with the company's previously announced reorganization and $89.3 million of other charges unrelated to the company's reorganization. None of the reorganization charges have been allocated to the segments, whereas all of the aforementioned other charges have. Refer to Exhibit 2 for details.

(2) Adjusted to exclude venture capital (loss) income and Other Charges (see
Exhibit 2) allocated to the segment, operating (loss) income for the three-months and year ended December 31, 2001 were as follows:

                                                            Three-Months       Three-Months          Year                 Year
                                                               Ended               Ended             Ended                Ended
                                                            December 31,       December 31,       December 31,         December 31,
($ millions)                                                    2001                2000              2001                2000
                                                          ----------------  -----------------    ---------------     ---------------
Operating (Loss)/Income                                    $        (15.7)               7.0      $         7.6                90.9
Venture Capital (losses)/income                                       -                  3.7                1.9               (28.7)
Reorganization Charges (see Exhibit 2)                                -                  -                  -                   -
Other Operating charges (see Exhibit 2)                              20.0                -                 20.0                 -
                                                          ----------------  -----------------    ---------------     ---------------
Operating (Loss)/Income adjusted to exclude Venture
Capital results and Reorganization and Other Charges       $          4.3    $          10.7      $        29.5       $        62.2
                                                          ================  =================    ===============     ===============

Exhibit 10
(Unaudited)

                          ACCUMULATION PRODUCTS SEGMENT
                           ASSETS UNDER MANAGEMENT(1)

--------------------------------------------------------------------------------------------------------------------

                                                                     December 31,                 December 31,
                                                                         2001                         2000
                                                                         ----                         ----
                                                                                    ($ billions)
--------------------------------------------------------------------------------------------------------------------
ACCUMULATION SEGMENT:
Assets under management
  Individual variable annuities                                    $             3.9            $             4.4
  Individual fixed annuities                                                     0.7                          0.7
  Proprietary retail mutual funds                                                4.4                          4.8
                                                                  -------------------          -------------------
                                                                   $             9.0            $             9.9
                                                                  ===================          ===================

                                                        Three-Months Ended                              Year Ended
                                                           December 31,                                December 31,
                                                      2001               2000                     2001                  2000
                                                      ----               ----                     ----                  ----
                                                           ($ billions)                                ($ billions)
RECONCILIATION IN ACCOUNT VALUE:
VARIABLE ANNUITY(1):
  Beginning account value                       $        3.5      $         4.6          $           4.4      $            4.9
  Sales                                                  0.1                0.1                      0.4                   0.4
  Market appreciation                                    0.3               (0.2)                    (0.4)                 (0.2)
  Mortality and expense                                 (0.0)              (0.0)                    (0.0)                 (0.1)
  Surrenders and withdrawals                            (0.1)              (0.1)                    (0.4)                 (0.7)
                                               -----------------------------------      -----------------------------------------
                                                $        3.9      $         4.4          $           3.9      $            4.4
                                               ===================================      =========================================

ENTERPRISE GROUP OF FUNDS:
  Beginning account value                              $ 4.0              $ 5.0                    $ 4.8                 $ 4.8
  Sales                                                  0.3                0.4                      1.3                   2.1
  Dividends reinvested                                   0.0                0.2                      0.0                   0.4
  Market appreciation                                    0.4               (0.5)                    (0.6)                 (1.0)
  Redemptions                                           (0.3)              (0.3)                    (1.2)                 (1.3)
                                               -----------------------------------      -----------------------------------------
  Ending account value                          $        4.4      $         4.8          $           4.4      $            4.8
                                               ===================================      =========================================





--------------------------------------------------------------------------------
In 2000 sales are net of exchanges to new product series of approximately $294 million in the first quarter, and $358 million in the second quarter, $230 million in the third quarter and $116 million in the fourth quarter. 2001 sales are net of exchanges to new product series of $71 million in the first quarter, $72 million in the second quarter, $37 million in the third quarter, and $28 million for the fourth quarter.

Exhibit 11

                     RETAIL BROKERAGE AND INVESTMENT BANKING

--------------------------------------------------------------------------------

The Retail Brokerage and Investment Banking segment is comprised of results of the Company's subsidiaries, Advest Group Inc ("AGI"), Matrix Capital Markets Group ("Matrix") and MONY Securities Corp. ("MSC"). Advest Group Inc, through its subsidiaries, provides diversified financial services including securities brokerage, trading, investment banking, trust and asset management. Matrix is a middle market investment bank specializing in merger and acquisition services for a middle market client base. MSC is a broker dealer which transacts customer trades primarily in securities and mutual funds. In addition to selling the Company's proprietary investment products, MSC provides customers of the Company's protection and accumulation products access to other non-proprietary investment products (including stocks, bonds, limited partnership interests, tax-exempt unit investment trusts and other investment securities).

--------------------------------------------------------------------------------

Exhibit 12
(Unaudited)

                     RETAIL BROKERAGE AND INVESTMENT BANKING
                              INCOME STATEMENT DATA

------------------------------------------------------------------------------------------------------------------------------------
                                                          Three-Months Ended                     Year Ended
                                                             December 31,                       December 31,
                                                    2001 (1) (2)        2000           2001 (1) (2)          2000
                                                            ($ millions)                         ($ millions)
------------------------------------------------------------------------------------------------------------------------------------
REVENUES:
Net investment income                               $        2.8     $         0.1      $       8.0       $      0.3
Retail Brokerage and Investment Banking                     90.5              13.0            343.5             59.7
                                                   --------------   ---------------    -------------     ------------
     Total revenues                                         93.3              13.1            351.5             60.0
                                                   --------------   ---------------    -------------     ------------

BENEFITS AND EXPENSES:
Other operating costs and expenses                         100.0              14.4            371.3             63.3
                                                   --------------   ---------------    -------------     ------------
    Total benefits and expenses                            100.0              14.4            371.3             63.3
                                                   --------------   ---------------    -------------     ------------

Pre-tax operating (loss)/income (3)                         (6.7)             (1.3)           (19.8)            (3.3)
Net realized (losses)/gains on investments                    -                 -              (0.2)             0.2
Pre-tax (loss)/income                               $       (6.7)    $        (1.3)     $     (20.0)      $     (3.1)
                                                   ==============   ===============    =============     ============
------------------------------------------------------------------------------------------------------------------------------------


(1) Includes Advest results for the 11 month period ended December 31, 2001 and Matrix for the 12 month period ended December 31, 2001. Advest was acquired by the MONY Group on January 31, 2001. Matrix was acquired on January 1, 2001.

(2) During the 4th quarter of 2001 the company recorded charges aggregating $146.1 million. This consisted of $56.8 million of reorganization charges taken in connection with the company's previously announced reorganization and $89.3 million of other charges unrelated to the company's reorganization. None of the reorganization charges have been allocated to the segments, whereas all of the aforementioned other charges have. Refer to Exhibit 2 for details.

(3) Adjusted to exclude venture capital (loss) income and Other Charges (see
Exhibit 2) allocated to the segment, operating (loss) income for the three-months and year ended December 31, 2001 were as follows:

                                                                 Three-Months      Three-Months       Year Ended       Year Ended
                                                                     Ended            Ended             Ended             Ended
                                                                 December 31,      December 31,      December 31,     December 31,
($ millions)                                                         2001              2000              2001             2000
                                                              ------------------  ----------------  --------------    -------------
Operating (Loss)/Income                                        $           (6.7)             (1.3)   $      (19.8)            (3.3)
Venture Capital losses/(income)                                             -                 -               -                -
Reorganization Charges (see Exhibit 2)                                      -                 -               -                -
Other Operating Charges (see Exhibit 2)                                     1.7               -               1.7              -
                                                              ------------------  ----------------  --------------    -------------
Operating (Loss)/Income adjusted to exclude Venture
Capital results and Reorganization and (5.0)nd Other Charges   $            5.0    $         (1.3)   $      (18.1)     $      (3.3)
                                                              ==================  ================  ==============    =============

Exhibit 13
(Unaudited)

                     RETAIL BROKERAGE AND INVESTMENT BANKING
                             INCOME STATEMENT DETAIL

                                                      Three-Months Ended                               Year Ended
                                                          December 31,                                December 31,
                                              --------------------------------------    ---------------------------------------
                                                    2001                  2000                2001                2000
                                              -----------------    -----------------    -------------------  ------------------
                                                          ($ millions)                                  ($ millions)
REVENUES:
Commissions                                    $        37.6        $          13.0      $        140.7       $      59.7
Interest                                                10.3                      -                56.8                 -
Principal transactions                                  23.2                      -                78.4                 -
Asset management and administration                    (17.7)                     -                17.5                 -
Investment banking                                      38.1                      -                50.3                 -
Other                                                    1.7                      -                 7.5               0.4
                                              ---------------      -----------------    ----------------     -------------
     Total revenues                                     93.2                   13.0               351.2              60.1

EXPENSES:
Compensation                                            51.8                    1.5               188.4               5.1
Interest                                                 5.8                      -                37.9                 -
Goodwill and other intangible amortization               3.6                    0.1                12.8               0.5
Other                                                   38.7                   12.7               132.1              57.6
                                              ---------------      -----------------    ----------------     -------------
    Total expenses                                      99.9                   14.3               371.2              63.2
                                              ---------------      -----------------    ----------------     -------------

Pre-tax income/(loss)                          $        (6.7)       $          (1.3)     $        (20.0)      $      (3.1)
                                              ===============      =================    ================     =============


------------------------------------------------------------------------------------------------------------------------------------


                                             ADVEST - NET INTEREST                       ADVEST - NET INTEREST
                                              Three-Months Ended                          Eleven-Months Ended
                                 December 31, 2001       December 31, 2000       December 31, 2001     December 31, 2000
                                --------------------  ----------------------   ---------------------  --------------------
                                               ($ millions)                                  ($ millions)
Net Interest Income -
Interest Income:
  Brokerage customers            $ 4.7       45.6%     $ 13.1     47.1%      $ 25.6       45.1%      $ 46.8      49.2%
  Stock borrowed                   2.2       21.4%       12.0     43.2%        21.2       37.3%        41.5      43.6%
  Investments                      0.1        1.0%        0.3      1.1%         0.6        1.1%         1.2       1.3%
  Security inventory               2.7       26.2%        2.1      7.6%         7.5       13.2%         4.6       4.8%
  Other                            0.6        5.8%        0.3      1.1%         1.9        3.3%         1.1       1.2%
                               --------------------  --------------------    ---------------------   --------------------
                                $ 10.3      100.0%     $ 27.8    100.0%      $ 56.8      100.0%      $ 95.2     100.0%
                               --------------------  --------------------    ---------------------   --------------------
Interest Expense:
  Stock loaned                     2.6       44.8%       13.6     65.5%      $ 22.0       58.0%      $ 44.6      64.3%
  Brokerage customers              0.4        6.9%        2.6     12.5%         3.3        8.7%         9.8      14.1%
  Borrowings                       2.5       43.1%        4.5     21.7%        12.1       31.9%        14.6      21.0%
  Other                            0.3        5.2%        0.1      0.4%         0.5        1.3%         0.4       0.6%
                               --------------------  --------------------   ---------------------   --------------------
                                   5.8      100.0%       20.8    100.0%        37.9      100.0%        69.4     100.0%
                               --------------------  --------------------   ---------------------   --------------------
Net interest income              $ 4.5       43.7%      $ 7.0     25.3%      $ 18.9       33.3%      $ 25.8      27.1%
                               ====================  ====================   =====================   ====================
------------------------------------------------------------------------------------------------------------------------------------

                             ADVEST STATISTICAL DATA

                                                                                  As of
                                                                             December 31, 2001
                                                                      --------------------------------------
Client Assets ( in millions)                                                      $ 26,404.0

Number of Client Accounts (in thousands)                                                 245

Assets managed under fee-based programs (AUM) ( in millions)                      $  6,842.0

Exhibit 14

                              OTHER PRODUCT SEGMENT
--------------------------------------------------------------------------------
The Company's Other Products segment primarily consists of an insurance brokerage operation and the Run-Off businesses. The insurance brokerage operation provides the Company's career agency sales force with access to non-variable life, annuity, small group health and specialty insurance products written by other carriers to meet the insurance and investment needs of its customers. The Run-Off Businesses primarily consist of group life and health insurance as well as the group pension business that was not included in the Group Pension Transaction.
--------------------------------------------------------------------------------

                               RECONCILING AMOUNTS
--------------------------------------------------------------------------------

The reconciling amounts include certain benefits for the Company's benefit plans, the results of the holding company and certain non-recurring items including the reorganization charges recorded in the 4th quarter of 2001.

--------------------------------------------------------------------------------

Exhibit 15
(Unaudited)

                   OTHER/RECONCILING PRODUCTS SEGMENT
                          INCOME STATEMENT DATA

------------------------------------------------------------------------------------------------------------------------------------
                                                                          Three-Months Ended                Year Ended
                                                                             December 31,                  December 31,
                                                                  2001 (1)            2000         2001 (1)            2000
                                                                              ($ millions)                 ($ millions)
------------------------------------------------------------------------------------------------------------------------------------

REVENUES:
Premiums                                                        $        7.9      $        7.1    $      14.5      $       13.5
Universal life and investment-type product policy fees                   0.8               0.1            0.9               1.0
Net investment income                                                    1.5              12.0           48.0              85.5
Other income                                                             7.2               5.7           23.6              22.8
                                                               --------------    --------------  -------------    --------------
     Total revenues                                                     17.4              24.9           87.0             122.8
                                                               --------------    --------------  -------------    --------------

BENEFITS AND EXPENSES:
Benefits to policyholders                                                7.7              11.9           26.1              30.0
Interest credited to policyholder account balances                       2.0               2.0            8.6               9.1
Amortization of deferred policy acquisition costs                       17.0               -             17.0               -
Dividends to policyholders                                               0.4               0.5            1.1               1.3
Other operating costs and expenses                                      62.0              21.8          132.4              67.7
                                                               --------------    --------------  -------------    --------------
    Total benefits and expenses                                         89.1              36.2          185.2             108.1
                                                               --------------    --------------  -------------    --------------

Pre-tax operating (loss)/income (2)                                    (71.7)            (11.3)         (98.2)             14.7
Net realized (losses)/gains on investments                              (2.5)              0.6           (4.0)              8.0
                                                               --------------    --------------  -------------    --------------
Pre-tax (loss)/income                                           $      (74.2)     $      (10.7)   $    (102.2)     $       22.7
                                                               ==============    ==============  =============    ==============


--------------------------------------------------------------------------------
(1) All of the Reorganization charges recorded during the 4th quarter of 2001 constitute reconciling items. Refer to Exhibit 2 for details.

(2) Adjusted to exclude venture capital (loss) income and Other Charges (see
Exhibit 2) allocated to the segment, operating (loss) income for the three-months and year ended December 31, 2001 were as follows:

                                                         Three-Months       Three-Months       Year Ended      Year Ended
                                                             Ended             Ended             Ended           Ended
                                                         December 31,       December 31,      December 31,    December 31,
($ millions)                                                 2001               2000              2001            2000
                                                        --------------   ---------------    ---------------  --------------

Operating (Loss)/Income                                  $      (71.7)            (11.3)     $       (98.2)   $      214.7
Venture Capital losses/(income)                                   -                 3.4                1.8           (26.7)
Reorganization Charges (see Exhibit 2)                           56.8                -                56.8             -
Other Operating Charges (see Exhibit 2)                           4.3                -                 4.3             -
                                                        --------------   ---------------    ---------------  --------------
Operating (Loss)/Income adjusted to exclude Venture
Capital results and Reorganization and Other Charges     $      (10.6)    $        (7.9)     $       (35.3)   $      (12.0)
                                                        ==============   ===============    ===============  ==============

                                       23

                                   INVESTMENTS


             ALL INVESTMENT DATA PRESENTED IN THE FOLLOWING SECTION
                  INCLUDES INVESTED ASSETS IN THE CLOSED BLOCK

Exhibit 17
(Unaudited)

                        CONSOLIDATED GAAP INVESTED ASSETS

-------------------------------------------------------------------------------------------------------------
                                                             As of                             As of
                                                       December 31, 2001                 December 31, 2000
                                                     Carrying        % of             Carrying          % of
                                                      Value          Total             Value            Total
                                                      -----          -----             -----            -----
INVESTED ASSETS                                                           ($ Millions)
-------------------------------------------------------------------------------------------------------------

Fixed Maturities, Available for Sale                $ 6,976.0          62.8%     $     6,693.0          59.6%
Fixed Maturities, Held to Maturity                        0.1           0.0%                 -           0.0%
Equity Securities, Available for Sale                   299.2           2.7%             328.6           2.9%
Mortgage Loans on Real Estate                         1,809.7          16.3%           1,754.7          15.6%
Policy Loans                                          1,229.0          11.1%           1,264.6          11.3%
Real Estate to be Disposed Of                           172.3           1.6%             171.3           1.6%
Real Estate Held for Investment                          58.5           0.5%              40.7           0.4%
Other Invested Assets                                   116.7           1.0%             100.0           0.9%
Cash and Cash Equivalents                               441.0           4.0%             869.6           7.7%
                                                   ----------    ----------      -------------      --------
    Invested Assets, excluding Trading Securities  $ 11,102.5         100.0%     $    11,222.5         100.0%
                                                   ----------    ==========      -------------      ========
Trading Securities                                      724.0                                -
Trading Securities, Pledged as Collateral                 0.0                                -
                                                   ----------                    -------------
    Total Trading Securities                            724.0                                -
                                                   ----------                    -------------
    Total Cash and Invested Assets                 $ 11,826.5                    $    11,222.5
                                                   ==========                    =============

-------------------------------------------------------------------------------------------------------------

The Exhibit above includes invested assets in the Closed Block.

Exhibit 18
(Unaudited)
INVESTMENT RESULTS BY ASSET CATEGORY-COMBINED BASIS


------------------------------------------------------------------------------------------------------------------------------
                                        Three-Months Ended                Three-Months Ended               Year Ended
                                        December 31, 2001                  December 31, 2000             December 31, 2001
                                      Yield (2)        Amount            Yield (2)       Amount      Yield (1)        Amount
                                      ---------        ------            ---------       ------      ---------        ------
                                          ($ millions)                       ($ millions)                 ($ millions)
------------------------------------------------------------------------------------------------------------------------------
FIXED MATURITIES (4)
Investment Income                       7.2%         $    120.5            7.5%        $    125.5       7.3%       $    493.0
Realized Gains (losses)                -0.9%              (15.0)          -0.6%        $    (10.8)      0.0%             (2.6)
   Total                                6.3%         $    105.5            6.9%        $    114.7       7.2%       $    490.4
                                  ------------------------------ --------------------------------- ---------------------------
Ending Assets                                        $  6,833.0                        $  6,702.7                  $  6,833.0
                                  ------------------------------ --------------------------------- ---------------------------

EQUITY SECURITIES
Investment Income                     -26.7%         $    (20.9)         -20.2%        $    (21.9)    -10.8%       $    (33.9)
Realized Gains (losses)                -0.9%               (0.7)           7.1%        $      7.7      -2.5%             (7.8)
   Total                              -27.6%         $    (21.6)         -13.1%        $    (14.1)    -13.3%       $    (41.7)
                                  ------------------------------ --------------------------------- ---------------------------
Ending Assets                                        $    299.2                        $    328.6                  $    299.2
                                  ------------------------------ --------------------------------- ---------------------------

MORTGAGE LOANS
Investment Income                       7.8%         $     34.9            8.3%        $     35.5       7.8%       $    139.8
Realized Gains (losses)                 1.0%                4.6            0.0%        $      0.1       0.5%              9.3
   Total                                8.9%         $     39.5            8.3%        $     35.6       8.4%       $    149.2
                                  ------------------------------ --------------------------------- ---------------------------
Ending Assets                                        $  1,809.7                        $  1,754.7                  $  1,809.7
                                  ------------------------------ --------------------------------- ---------------------------

REAL ESTATE (3)
Investment Income                      -5.6%         $     (3.1)           5.0%        $      3.3       4.3%       $      9.5
Realized Gains (losses)                -3.7%               (2.1)          12.5%        $      8.1      -2.4%             (5.2)
   Total                               -9.3%         $     (5.2)          17.5%        $     11.4       1.9%       $      4.2
                                  ------------------------------ --------------------------------- ---------------------------
 Ending Assets                                       $    230.8                        $    212.0                  $    230.8
                                  ------------------------------ --------------------------------- ---------------------------

POLICY LOANS
Investment Income                       6.9%         $     21.5            7.1%        $     22.3       6.9%       $     86.5
Realized Gains (losses)                 0.0%                  -            0.0%        $        -       0.0%                -
   Total                                6.9%         $     21.5            7.1%        $     22.3       6.9%       $     86.5
                                  ------------------------------ --------------------------------- ---------------------------
 Ending Assets                                       $  1,229.0                        $  1,264.6                  $  1,229.0
                                  ------------------------------ --------------------------------- ---------------------------

CASH AND CASH EQUIVALENTS
Investment Income                       2.2%         $      3.0            6.6%        $      9.4       4.4%       $     29.3
Realized Gains (losses)                -0.6%               (0.8)           0.0%        $     (0.0)     -0.1%             (0.8)
   Total                                1.6%         $      2.1            6.6%        $      9.4       4.3%       $     28.5
                                  ------------------------------ --------------------------------- ---------------------------
 Ending Assets                                       $    441.0                        $    869.6                  $    441.0
                                  ------------------------------ --------------------------------- ---------------------------

OTHER INVESTED ASSETS
Investment Income                      10.4%         $      3.5            3.7%        $      0.9       7.9%       $      8.6
Realized Gains (losses)               -12.5%               (4.2)          -0.9%        $     (0.2)     -4.7%             (5.1)
   Total                               -2.2%         $     (0.7)           2.8%        $      0.7       3.2%       $      3.5
                                  ------------------------------ --------------------------------- ---------------------------
 Ending Assets                                       $    116.7                        $    100.0                  $    116.7
                                  ------------------------------ --------------------------------- ---------------------------
TOTAL BEFORE INVESTMENT EXPENSES
Investment Income                       5.8%         $    159.3            6.3%        $    175.0       6.6%       $    732.8
Realized Gains (losses)                -0.7%              (18.2)           0.2%               4.9      -0.1%            (12.3)
   Total                                5.1%         $    141.1            6.5%        $    180.0       6.5%       $    720.6
                                  ------------------------------ --------------------------------- ---------------------------
Ending Assets (4)                                    $ 10,959.4                        $ 11,232.2                  $ 10,959.4
                                  ------------------------------ --------------------------------- ---------------------------
Other Fee Income                        0.1%         $      1.7            0.0%        $      1.0       0.0%       $      5.3
Investment expense                     -0.5%         $    (15.0)          -0.4%        $    (10.9)     -0.4%       $    (46.1)

TOTAL AFTER INVESTMENT EXPENSES
Investment Income                       5.3%         $    145.9            5.9%        $    165.2       6.2%       $    692.1
Realized Gains (losses)                -0.7%              (18.2)           0.2%               4.9      -0.1%            (12.3)
   Total                                4.7%         $    127.7            6.1%        $    170.1       6.1%       $    679.8
                                  ------------------------------ --------------------------------- ---------------------------
Ending Assets  (4)                                     10,959.4                          11,232.2                    10,959.4
                                  ------------------------------ --------------------------------- ---------------------------

Net unrealized gains (losses)
on fixed maturities                                       143.1                              (9.8)                      143.1

                                  ------------------------------ --------------------------------- ---------------------------
    Total invested assets                            $ 11,102.5                        $ 11,222.5                  $ 11,102.5
                                  ============================== ================================= ===========================

------------------------------------------------------------------------------------------------------------------------------



---------------------------------------------------------------
                                        Year Ended
                                      December 31, 2000
                                   Yield (1)           Amount
                                   ---------           ------
                                        ($ millions)
---------------------------------------------------------------

FIXED MATURITIES (4)
Investment Income                       7.4%         $    495.4
Realized Gains (losses)                -0.4%              (30.1)
   Total                                6.9%         $    465.3
                                -------------------------------
Ending Assets                                        $  6,702.7
                                -------------------------------

EQUITY SECURITIES
Investment Income                      56.4%         $    239.4
Realized Gains (losses)                 5.1%               21.6
   Total                               61.5%         $    261.0
                                -------------------------------
Ending Assets                                        $    328.6
                                -------------------------------

MORTGAGE LOANS
Investment Income                       8.3%         $    144.4
Realized Gains (losses)                 1.1%               19.8
   Total                                9.5%         $    164.1
                                -------------------------------
Ending Assets                                        $  1,754.7
                                -------------------------------

REAL ESTATE (3)
Investment Income                       7.0%         $     20.4
Realized Gains (losses)                 9.2%               26.7
   Total                               16.2%         $     47.1
                                -------------------------------
 Ending Assets                                       $    212.0
                                -------------------------------

POLICY LOANS
Investment Income                       6.8%         $     86.6
Realized Gains (losses)                 0.0%                  -
   Total                                6.8%         $     86.6
                                -------------------------------
 Ending Assets                                       $  1,264.6
                                -------------------------------

CASH AND CASH EQUIVALENTS
Investment Income                       6.6%         $     28.2
Realized Gains (losses)                 0.0%               (0.0)
   Total                                6.6%         $     28.2
                                -------------------------------
 Ending Assets                                       $    869.6
                                -------------------------------

OTHER INVESTED ASSETS
Investment Income                       5.9%         $      4.1
Realized Gains (losses)                -0.7%               (0.5)
   Total                                5.3%         $      3.6
                                -------------------------------
 Ending Assets                                       $    100.0
                                -------------------------------
TOTAL BEFORE INVESTMENT EXPENSES
Investment Income                       9.1%         $  1,018.4
Realized Gains (losses)                 0.3%               37.5
   Total                                9.5%         $  1,055.9
                                -------------------------------
Ending Assets (4)                                    $ 11,232.2
                                -------------------------------
Other Fee Income                        0.0%         $      4.0
Investment expense                     -0.4%         $    (44.3)

TOTAL AFTER INVESTMENT EXPENSES
Investment Income                       8.8%         $    978.1
Realized Gains (losses)                 0.3%               37.5
   Total                                9.1%         $  1,015.6
                                -------------------------------
Ending Assets  (4)                                     11,232.2
                                -------------------------------

Net unrealized gains (losses)
on fixed maturities                                        (9.8)

                                -------------------------------
    Total invested assets                            $ 11,222.5
                                ===============================

---------------------------------------------------------------


(1) Yields are based on annual average asset carrying values, excluding unrealized gains (losses) in the fixed maturity asset category.

(2) Yields are based on quarterly average asset carrying values, excluding unrealized gains (losses) in the fixed maturity asset category.

(3) Equity real estate income is shown net of operating expenses, depreciation and minority interest.

(4) Trading portfolio balances of $724.0 million and results are excluded from the yield calculation.

  The Exhibit above include invested assets in the Closed Block.

Exhibit 19A
(Unaudited)

                       FIXED MATURITIES BY CREDIT QUALITY

PUBLIC FIXED MATURITIES BY CREDIT QUALITY

---------------------------------------------------------------------------------------------
                                                                 Year Ended
                                                              December 31, 2001
       NAIC        Rating Agency                   Amortized        % of           Estimated
      Rating       Equivalent Designation            Cost           Total          Fair Value
      ------       ----------------------            ----           -----          ----------
                                                                ($ millions)
---------------------------------------------------------------------------------------------
        1          Aaa/Aa/A                        $ 2,730.4          73.8%        $ 2,806.4
        2          Baa                                 769.5          20.6%            784.9
        3          Ba                                  161.9           4.1%            155.3
        4          B                                    37.9           1.1%             40.8
        5          Caa and lower                        15.5           0.4%             15.0
        6          In or near default                    1.8           0.0%              1.9
                                                   ---------         -----         ---------
                   Subtotal                          3,717.0         100.0%          3,804.3
                   Redeemable preferred stock            1.0           0.0%              0.9
                                                   ---------         -----         ---------
                   Total Public Fixed
                   Maturities                      $ 3,718.0         100.0%        $ 3,805.2
                                                   =========         =====         =========


PRIVATE FIXED MATURITIES BY CREDIT QUALITY

---------------------------------------------------------------------------------------------
                                                                 Year Ended
                                                              December 31, 2001
       NAIC        Rating Agency                   Amortized        % of           Estimated
      Rating       Equivalent Designation            Cost           Total          Fair Value
      ------       ----------------------            ----           -----          ----------
                                                                ($ millions)
---------------------------------------------------------------------------------------------
        1          Aaa/Aa/A                        $ 1,077.5          35.1%        $ 1,113.7
        2          Baa                               1,620.7          51.9%          1,645.8
        3          Ba                                  270.6           8.5%            269.3
        4          B                                    63.2           1.9%             62.0
        5          Caa and lower                        20.2           0.6%             18.6
        6          In or near default                    4.5           0.2%              5.7
                                                   ---------         -----         ---------
                   Subtotal                          3,056.7          98.2%          3,115.1
                   Redeemable preferred stock           54.6           1.8%             55.8
                                                   ---------         -----         ---------
                   Total Private Fixed
                   Maturities                      $ 3,111.3         100.0%        $ 3,170.9
                                                   =========         =====         =========


TOTAL FIXED MATURITIES BY CREDIT QUALITY

---------------------------------------------------------------------------------------------
                                                                 Year Ended
                                                              December 31, 2001
       NAIC        Rating Agency                   Amortized        % of           Estimated
      Rating       Equivalent Designation            Cost           Total          Fair Value
      ------       ----------------------            ----           -----          ----------
                                                                ($ millions)
---------------------------------------------------------------------------------------------
        1          Aaa/Aa/A                        $ 3,807.9          56.2%        $ 3,920.1
        2          Baa                               2,390.2          34.8%          2,430.7
        3          Ba                                  432.5           6.1%            424.6
        4          B                                   101.1           1.5%            102.8
        5          Caa and lower                        35.7           0.5%             33.6
        6          In or near default                    6.3           0.1%              7.6
                                                   ---------         -----         ---------
                   Subtotal                          6,773.7          99.2%          6,919.4
                   Redeemable preferred stock           55.6           0.8%             56.7
                                                   ---------         -----         ---------
                   Total Fixed
                   Maturities                      $ 6,829.3         100.0%        $ 6,976.1
                                                   =========         =====         =========

---------------------------------------------------------------------------------------------


PUBLIC FIXED MATURITIES BY CREDIT QUALITY

---------------------------------------------------------------------------------------------
                                                                 Year Ended
                                                              December 31, 2000
       NAIC        Rating Agency                   Amortized        % of           Estimated
      Rating       Equivalent Designation            Cost           Total          Fair Value
      ------       ----------------------            ----           -----          ----------
                                                                ($ millions)
---------------------------------------------------------------------------------------------
        1          Aaa/Aa/A                        $ 2,664.8          74.4%        $ 2,671.6
        2          Baa                                 775.2          21.2%            759.9
        3          Ba                                  133.2           3.5%            125.5
        4          B                                    30.2           0.7%             25.1
        5          Caa and lower                        10.8           0.2%              7.6
        6          In or near default                    1.8           0.0%              1.6
                                                   ---------         -----         ---------
                   Subtotal                          3,616.0         100.0%          3,591.3
                   Redeemable preferred stock            1.0           0.0%              0.8
                                                   ---------         -----         ---------
                   Total Public Fixed
                   Maturities                      $ 3,617.0         100.0%        $ 3,592.1
                                                   =========         =====         =========


PRIVATE FIXED MATURITIES BY CREDIT QUALITY

---------------------------------------------------------------------------------------------
                                                                 Year Ended
                                                              December 31, 2000
       NAIC        Rating Agency                   Amortized        % of           Estimated
      Rating       Equivalent Designation            Cost           Total          Fair Value
      ------       ----------------------            ----           -----          ----------
                                                                ($ millions)
---------------------------------------------------------------------------------------------
        1          Aaa/Aa/A                        $ 1,074.9          35.0%        $ 1,086.3
        2          Baa                               1,614.6          52.5%          1,628.8
        3          Ba                                  309.7           9.8%            302.2
        4          B                                    50.0           1.6%             48.5
        5          Caa and lower                         9.9           0.3%              9.9
        6          In or near default                    0.2           0.0%              0.2
                                                   ---------         -----         ---------
                   Subtotal                          3,059.3          99.2%          3,075.9
                   Redeemable preferred stock           26.4           0.8%             25.0
                                                    ---------         -----         ---------
                   Total Private Fixed
                   Maturities                      $ 3,085.7         100.0%        $ 3,100.9
                                                   =========         =====         =========


TOTAL FIXED MATURITIES BY CREDIT QUALITY

---------------------------------------------------------------------------------------------
                                                                 Year Ended
                                                              December 31, 2000
       NAIC        Rating Agency                   Amortized        % of           Estimated
      Rating       Equivalent Designation            Cost           Total          Fair Value
      ------       ----------------------            ----           -----          ----------
                                                                ($ millions)
---------------------------------------------------------------------------------------------
        1          Aaa/Aa/A                        $ 3,739.7          56.1%        $ 3,757.9
        2          Baa                               2,389.8          35.7%          2,388.7
        3          Ba                                  442.9           6.4%            427.7
        4          B                                    80.2           1.1%             73.6
        5          Caa and lower                        20.7           0.3%             17.5
        6          In or near default                    2.0           0.0%              1.8
                                                   ---------         -----         ---------
                   Subtotal                          6,675.3          99.6%          6,667.2
                   Redeemable preferred stock           27.4           0.4%             25.8
                                                   ---------         -----         ---------
                   Total Fixed
                   Maturities                      $ 6,702.7         100.0%        $ 6,693.0
                                                   =========         =====         =========

---------------------------------------------------------------------------------------------

The Exhibit above includes invested assets in the Closed Block. Excludes Trading Portfolio Assets.

Exhibit 19B
(Unaudited)

                          FIXED MATURITIES BY INDUSTRY

------------------------------------------------------------------------------------------------------------------------------------
                                                                           December 31, 2001
                                                                           -----------------
                                                                             ($ millions)
------------------------------------------------------------------------------------------------------------------------------------
Industry                                             Public           %         Private            %          Total                %
--------                                             ------           -         -------            -          -----                -
Consumer Goods & Services                      $      463.6       12.2%     $     761.5        24.0%      $ 1,225.1            17.7%
Non-Government- Asset/Mortgage Backed                 523.4       13.8%           269.7         8.5%          793.1            11.4%
Public Utilities                                      436.4       11.4%           303.4         9.6%          739.8            10.6%
Other Manufacturing                                   168.0        4.4%           504.8        15.9%          672.8             9.6%
Financial Services                                    222.5        5.8%           372.0        11.7%          594.5             8.5%
Banks                                                 467.8       12.3%            42.4         1.3%          510.2             7.3%
Transportation/Aerospace                              303.4        8.0%           198.5         6.3%          501.9             7.2%
Energy                                                199.9        5.3%           229.0         7.2%          428.9             6.1%
Government & Agency                                   406.5       10.7%             0.1         0.0%          406.6             5.8%
Nat/Res/Manuf(non-energy)                              95.1        2.5%           282.7         8.9%          377.8             5.4%
Mortgage Backed-Government & Agency                   293.9        7.7%             1.0         0.0%          294.9             4.2%
Media/Adver/Printing                                   26.7        0.7%           106.2         3.3%          132.9             1.9%
Telecommunications                                    100.4        2.6%            20.3         0.7%          120.7             1.7%
Other                                                  94.3        2.5%            16.6         0.6%          110.9             1.6%
Cable Television                                        1.1        0.0%            33.3         1.1%           34.4             0.5%
Bank Holding Companies                                  2.2        0.1%            29.4         0.9%           31.6             0.5%
                                              ----------------------------------------------------------------------  --------------
    Total                                      $    3,805.2      100.0%     $  3,170.90       100.0%      $ 6,976.1           100.0%
                                              ======================================================================  ==============


                                                                           December 31, 2000
                                                                           -----------------
                                                                             ($ millions)
------------------------------------------------------------------------------------------------------------------------------------

Industry                                             Public           %         Private            %          Total                %
--------                                             ------           -         -------            -          -----                -
Consumer Goods & Services                      $      352.5        9.8%       $   690.4        22.2%      $ 1,042.9            15.6%
Non-Government- Asset/Mortgage Backed                 469.6       13.1%           295.4         9.5%          765.0            11.4%
Public Utilities                                      437.6       12.2%           322.9        10.4%          760.5            11.4%
Other Manufacturing                                   190.6        5.3%           483.9        15.6%          674.5            10.1%
Financial Services                                    219.4        6.1%           408.3        13.2%          627.7             9.4%
Transportation/Aerospace                              291.9        8.1%           189.0         6.1%          480.9             7.2%
Energy                                                219.5        6.1%           235.1         7.6%          454.6             6.8%
Banks                                                 410.7       11.5%            37.3         1.2%          448.0             6.7%
Government & Agency                                   366.1       10.2%             0.2         0.0%          366.3             5.5%
Nat/Res/Manuf(non-energy)                              82.1        2.3%           268.6         8.7%          350.7             5.2%
Mortgage Backed-Government & Agency                   335.8        9.3%             3.1         0.1%          338.9             5.1%
Telecommunications                                    114.7        3.2%            32.6         1.1%          147.3             2.2%
Other                                                  79.8        2.2%            21.5         0.7%          101.3             1.5%
Media/Adver/Printing                                   20.7        0.6%            65.3         2.1%           86.0             1.3%
Bank Holding Companies                                  0.0        0.0%            32.5         1.0%           32.5             0.5%
Cable Television                                        1.0        0.0%            14.9         0.5%           15.9             0.2%
                                              ----------------------------------------------------------------------  --------------
    Total                                      $    3,592.0      100.0%       $ 3,101.0       100.0%      $ 6,693.0           100.0%
                                              ======================================================================  ==============


The Exhibit above includes invested assets in the Closed Block.
Excludes Trading Portfolio Assets.

Exhibit 19C
(Unaudited)

                     VENTURE CAPITAL PARTNERSHIP INVESTMENTS

VENTURE CAPITAL PARTNERSHIP INVESTMENTS:

------------------------------------------------------------------------------------------------------------------------------------

                                                                 December 31, 2001                     December 31, 2000
                                                                 -----------------                     -----------------
                                                                   ($ in millions)                       ($ in millions)

------------------------------------------------------------------------------------------------------------------------------------
Equity Method
    Public common stock                                    $                          9.0        $                         47.8
    Private common stock                                                             83.6                                  97.2
                                                           -------------------------------       -------------------------------
        Sub-total                                          $                         92.6        $                        145.0

Cost Method
    Public common stock                                    $                         22.0        $                         26.8
    Private common stock                                                            115.1                                 106.2
                                                           -------------------------------       -------------------------------
        Sub-total                                          $                        137.1        $                        133.0
                                                           -------------------------------       -------------------------------
Total Venture Capital Partnership Investments              $                        229.7        $                        278.0
                                                           ===============================       ===============================



VENTURE CAPITAL PARTNERSHIP INVESTMENTS BY SECTOR:

------------------------------------------------------------------------------------------------------------------------------------

                                                             December 31, 2001                         December 31, 2000
                                                             -----------------                         -----------------
                                                      ($ Millions)                 %            ($ Millions)                %

------------------------------------------------------------------------------------------------------------------------------------
Information Technology                                        $      107.5         46.8%         $      144.1               51.8%
Domestic LBO                                                          50.4         22.0%                 50.8               18.3%
Life Sciences                                                         20.0          8.7%                 21.0                7.6%
Telecommunications                                                     8.6          3.7%                 15.9                5.7%
International LBO                                                     14.0          6.1%                 18.2                6.6%
Merchant Banking                                                      11.9          5.2%                 13.7                4.9%
Other                                                                 17.3          7.5%                 14.3                5.1%
                                                              ------------          ---          ------------                ---
Total Venture Capital Partnership Investments by Sector       $      229.7        100.0%         $      278.0              100.0%
                                                              ============        =====          ============              =====

Exhibit 20
(Unaudited)

             PROBLEM, POTENTIAL PROBLEM AND RESTRUCTURED COMMERCIAL
                           MORTGAGES AT CARRYING VALUE

--------------------------------------------------------------------------------------------------------

                                                       December 31,                  December 31,
                                                          2001                          2000
                                                          ----                          ----
                                                                       ($ millions)
--------------------------------------------------------------------------------------------------------

Total Commercial Mortgages                            $   1,507.7                     $    1,443.3
                                                      -----------                     ------------

Problem commercial mortgages (1)                             16.3                             14.8
Potential problem commercial mortgages                       64.5                             64.7
Restructured commercial mortgages                            57.9                             75.6
                                                      -----------                     ------------

Total problem, potential problem and  restructured
    commercial mortgages                              $     138.7                     $      155.1
                                                      -----------                     ------------

Total problem, potential problem and restructured
    commercial mortgages as % of
    total commercial mortgages                                9.2%                            10.7%
                                                              ----                            -----
Valuation allowances/writedowns (2)
   Problem loans                                      $       4.6                     $        0.4
   Potential problem loans                                    8.4                             14.3
   Restructured loans                                         4.7                              7.7
                                                      -----------                     ------------
Total valuation allowances/writedowns                 $      17.7                     $       22.4
                                                      -----------                     ------------

Total valuation allowances as a percent of
   problem, potential problem and restructured
   commercial mortgages at carrying value before
   valuation allowances and writedowns                       11.3%                            12.6%
                                                             -----                            -----


--------------------------------------------------------------------------------------------------------

(1) Problem commercial mortgages include delinquent loans and mortgage loans in foreclosure.

(2) Includes impairment writedowns recorded prior to adoption of SFAS No. 114, Accounting by Creditors for Impairment of a Loan.

The Exhibit above includes invested assets in the Closed Block.

Exhibit 21A
(Unaudited)

                               EQUITY REAL ESTATE

----------------------------------------------------------------------
                                December 31,        December 31,
                                   2001                 2000
                                   ----                 ----
                                         ($ millions)
----------------------------------------------------------------------
TYPE
Real estate                    $   53.2                $   54.2
Joint ventures                    133.3                   116.3
                              -----------           -------------
   Subtotal                       186.5                   170.5
Foreclosed                         44.3                    41.5
                              -----------           -------------
   Total                       $  230.8                $  212.0
                              ===========           =============


------------------------------------------------------------------------------------------
                                    Three-Months Ended                  Year Ended
                                       December 31,                    December 31,
                                 2001               2000          2001             2000
                                 ----               ----          ----             ----
                                      ($ millions)                     ($ millions)
------------------------------------------------------------------------------------------
Sales Proceeds                   $     -          $  97.1       $   15.8        $  214.0

Carrying value at date of sale         -             88.0           16.1           182.9
                               ===========      ============  =============   ============
Gain (loss)                      $     -          $   9.1       $   (0.3)       $   31.1
                               ===========      ============  =============   ============

------------------------------------------------------------------------------------------

                                       31

Exhibit 21B
(Unaudited)

                            MORTGAGES AND REAL ESTATE

----------------------------------------------------------------------------------------
                                       December 31, 2001             December 31, 2000
                                       -----------------             -----------------
                                          ($ millions)                  ($ millions)
----------------------------------------------------------------------------------------
Geographic Region
Southeast                     $      449.1           22.0%     $      420.3       21.4%
West                                 361.6           17.7%            341.0       17.3%
Northeast                            274.1           13.4%            337.9       17.2%
Mountain                             414.2           20.3%            430.0       21.9%
Midwest                              336.2           16.5%            322.8       16.4%
Southwest                            205.3           10.1%            114.7        5.8%
                              ------------           -----     ------------    --------
                              $    2,040.5            100%     $    1,966.7        100%
                              ============           =====     ============    ========

                                       December 31, 2001             December 31, 2000
                                       -----------------             -----------------
                                          ($ millions)                  ($ millions)
----------------------------------------------------------------------------------------

Property Type:
Office Buildings              $      873.3           42.8%     $      853.4       43.4%
Agricultural                         304.9           14.9%            311.3       15.8%
Hotel                                297.8           14.6%            287.6       14.6%
Retail                               138.8            6.8%            147.4        7.5%
Industrial                           156.6            7.7%            133.6        6.8%
Other                                135.1            6.6%            133.0        6.8%
Apartment Buildings                  134.0            6.6%            100.4        5.1%
                              ------------           -----     ------------       -----
                              $    2,040.5            100%     $    1,966.7        100%
                              ============           =====     ============       =====

The Exhibit above includes invested assets in the Closed Block.

Exhibit 22
(Unaudited)
                            HISTORICAL QUARTERLY DATA

------------------------------------------------------------------------------------------------------------------------------------
                                                                 2001           Q4'01          Q3'01          Q2'01          Q1'01
               ($ millions, except per share amounts)
------------------------------------------------------------------------------------------------------------------------------------
REVENUES:
Premiums                                                      $   695.3      $   194.8      $   162.0      $   173.4     $   165.1
Universal life and investment-type product policy fees            207.2           55.1           50.1           52.3          49.7
Net investment income                                             692.1          146.0          172.9          189.5         183.7
Net realized gains on investments                                 (12.3)         (18.3)           0.5              3           2.5
Group pension profits                                              30.7            3.5            8.0            9.3           9.9
Retail Brokerage and Investment Banking                           343.5           90.5           82.1           99.8          71.1
Other income                                                      147.1           53.3           21.8           41.7          30.3
                                                             ----------------------------------------------------------------------
     Total revenues                                             2,103.6          524.9          497.4          569.0         512.3
                                                             ----------------------------------------------------------------------
BENEFITS AND EXPENSES:
Benefits to policyholders                                         814.7          218.6          203.9          194.5         197.7
Interest credited to policyholder account balances                110.5           27.3           27.9             27          28.3
Amortization of deferred policy acquisition costs                 158.8           60.4           32.9           28.3          37.2
Dividends to policyholders                                        236.6           66.9           54.5           60.6          54.6
Demutualization Expense                                               -              -              -              -             -
Other operating costs and expenses                                876.4          285.4          190.0          226.8         174.2
                                                             ----------------------------------------------------------------------
    Total benefits and expenses                                 2,197.0          658.6          509.2          537.2         492.0
                                                             ----------------------------------------------------------------------
Income/(Loss) before income taxes and extraordinary item          (93.4)        (133.7)         (11.8)          31.8          20.3

Income tax expense                                                (32.6)         (46.0)          (3.1)           9.5           7.0
                                                             ----------------------------------------------------------------------
Net income/(loss)                                                 (60.8)         (87.7)          (8.7)          22.3          13.3
                                                             ======================================================================

Net Income/(Loss)                                                 (60.8)         (87.7)          (8.7)          22.3          13.3
Realized losses included in the 4th quarter charge                 13.1           13.1              -              -             -
Net realized (gains)/losses on investments (after-tax)             (1.2)          (0.4)           1.4           (0.6)         (1.6)
                                                             ----------------------------------------------------------------------
Operating (loss)/income                                           (48.9)         (75.0)          (7.3)          21.7          11.7

Operating loss included in the 4th quarter charge                  81.9           81.9              -              -             -
Net realized losses from transferred pension business                 -              -              -              -             -
Venture capital (income)/loss                                       9.1              -           10.1           (4.1)          3.1
                                                             ----------------------------------------------------------------------
 Operating income as adjusted:                                $    42.1      $     6.9      $     2.8      $    17.6     $    14.8
                                                             ======================================================================


Number of Shares Used in Per Share Calculations(1):
   BASIC                                                      48,608,378     47,786,913     48,642,274     49,363,512    48,720,335
   DILUTED                                                    48,608,378     47,786,913     48,642,274     50,913,099    50,314,782

Net Income/(Loss) Per Share:
   BASIC                                                      $    (1.25)    $    (1.84)    $    (0.18)    $     0.45    $     0.27
   DILUTED                                                    $    (1.25)    $    (1.84)    $    (0.18)    $     0.44    $     0.26

Operating (loss)/income
   BASIC                                                      $    (1.01)    $    (1.57)    $    (0.15)    $     0.44    $     0.24
   DILUTED                                                    $    (1.01)    $    (1.57)    $    (0.15)    $     0.43    $     0.23

 Operating income as adjusted:
   BASIC                                                      $     0.87     $     0.14     $     0.06     $     0.36    $     0.30
   DILUTED                                                    $     0.87     $     0.14     $     0.06     $     0.35    $     0.29


Exhibit 23

                            STATUTORY EXPENSE RATIOS

------------------------------------------------------------------------------------------------------------------------------------
                                            Three Months Ending                           As of December 31,
                                               December 31,                2001        2000        1999         1998         1997
                                               ------------                ----        ----        ----         ----         ----
                                                 2001         2000
                                                 ----         ----
------------------------------------------------------------------------------------------------------------------------------------
PREMIUMS AND DEPOSITS (1) (6):
  MONY Life Insurance Company                $   172.9    $   270.6    $   786.3   $ 1,126.8   $   900.0    $   919.8    $ 1,003.0
  MONY Life Insurance Company of America         232.4        291.1        910.5     1,549.7     1,361.0        774.3        770.6
                                            ----------   ----------   ----------  ----------  ----------   ----------   ----------
Total                                        $   405.3    $   561.7    $ 1,696.8   $ 2,676.5   $ 2,261.0    $ 1,694.1    $ 1,773.6
                                            ==========   ==========   ==========  ==========  ==========   ==========   ==========
GENERAL EXPENSES (2) (4) (5) (7):
  MONY Life Insurance Company                $    65.6    $    63.9    $   240.4   $   261.1   $   247.8    $   308.2    $   355.9
  MONY Life Insurance Company of America          32.7         30.4        129.7       117.9       106.7         86.7         65.1
                                            ----------   ----------   ----------  ----------  ----------   ----------   ----------
Total                                        $    98.3    $    94.3    $   370.1   $   379.0   $   354.5    $   394.9    $   421.0
                                            ==========   ==========   ==========  ==========  ==========   ==========   ==========
LESS REAL ESTATE EXPENSES (3):
  MONY Life Insurance Company                $     2.5    $     4.9    $     9.9   $    22.5   $    34.9    $    56.3    $    86.2
  MONY Life Insurance Company of America           0.6          0.6          2.6         2.7         2.8          3.2          5.4
                                            ----------   ----------   ----------  ----------  ----------   ----------   ----------
Total                                        $     3.1    $     5.5    $    12.5   $    25.2   $    37.7    $    59.5    $    91.6
                                            ==========   ==========   ==========  ==========  ==========   ==========   ==========

Expenses (excluding real estate expenses)    $    95.2    $    88.8    $   357.6   $   353.8   $   316.8    $   335.4    $   329.4
                                            ==========   ==========   ==========  ==========  ==========   ==========   ==========
Expenses (excluding real estate expenses)
 to Net Premiums and Deposits                     23.5%        15.8%        21.1%       13.2%       14.0%        19.8%        18.6%

------------------------------------------------------------------------------------------------------------------------------------

(1)  Full Year Results from Annual Statement Page 4, Lines 1 and 1A

(2)  Full Year Results from Annual Statement Exhibit 5, Line 10

(3)  Full Year Results from Annual Statement Exhibit 5, Line 9.1

(4) 1998 General Expenses Exclude Year to date Disbursements of $20 million and quarter to date disbursements of $5.1 million for Y2K and other strategic items

(5)  1999 Excludes $59.7 million of early retirement and realignment charge

(6) Includes transfers to new products series of $29 million and $116 for three month ended December 31, 2001 and 2000 respectively, $208 million and $998 million for the years ended December 31, 2001 and 2000 respectively.

(7) Adjusted to exclude Reorganization and Other Charges of $24.3 million for the three-months and year ended December 31, 2001.